UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2010

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 1, 2010, the Small Business Administration (the “SBA”) committed to reserve leverage in the form of debentures in an amount equal to $7.485 million (“Commitment 1”) to Freshstart Venture Capital Corp. (“Freshstart”), a wholly-owned subsidiary of Medallion Financial Corp. Freshstart accepted Commitment 1 on September 8, 2010 and paid to the SBA a leverage fee in the amount of $74,850.00. The remaining portion of the leverage fee in the amount of $149,700.00 will be deducted pro rata as Freshstart draws from the Commitment 1 proceeds. Freshstart can draw from the Commitment 1 proceeds, in whole or in part, until September 30, 2014, Commitment 1’s expiration date.

The foregoing description of Commitment 1 is qualified in its entirety by reference to Commitment 1, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 1, 2010, the SBA committed to reserve leverage in the form of debentures in an amount equal to $5.0 million (“Commitment 2”) to Medallion Capital, Inc. (“Medallion Capital”), a wholly-owned subsidiary of Medallion Financial Corp. Medallion Capital accepted Commitment 2 on September 7, 2010 and paid to the SBA a leverage fee in the amount of $50,000.00. The remaining portion of the leverage fee in the amount of $100,000.00 will be deducted pro rata as Medallion Capital draws from the Commitment 2 proceeds. Medallion Capital can draw from the Commitment 2 proceeds, in whole or in part, until September 30, 2014, Commitment 2’s expiration date.

The foregoing description of Commitment 2 is qualified in its entirety by reference to Commitment 2, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 8.01	OTHER EVENTS.

Medallion Financial Corp. (the “Company”) publicly announced its stock repurchase program in a press release dated November 5, 2003, after the Board of Directors approved the repurchase of up to $10,000,000 of its outstanding common stock, which was increased by an additional $10,000,000 authorization on November 3, 2004 when the Company approached its initial authorization limit. On September 2, 2010 the Company purchased a total of 2,095 shares of common stock at a cost of $14,754, or $7.04 per share. As of September 10, 2010, a total of 1,571,968 shares had been repurchased under the program at a cost of $13,893,646, for an average cost of $8.84 per share. As of September 10, 2010, $6,106,354 remains available for future stock repurchases.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Commitment Letter, dated September 1, 2010, by the Small Business Administration to Freshstart Venture Capital Corp., accepted and agreed to by Freshstart Venture Capital Corp. on September 8, 2010.

10.2	Commitment Letter, dated September 1, 2010, by the Small Business Administration to Medallion Capital, Inc., accepted and agreed to by Medallion Capital, Inc. on September 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/S/ LARRY D. HALL
Name:	Larry D. Hall
Title:	Chief Financial Officer

Date:	September 13, 2010

Exhibit Index

Exhibit No.	Description

10.1	Commitment Letter, dated September 1, 2010, by the Small Business Administration to Freshstart Venture Capital Corp., accepted and agreed to by Freshstart Venture Capital Corp. on September 8, 2010.

10.2	Commitment Letter, dated September 1, 2010, by the Small Business Administration to Medallion Capital, Inc., accepted and agreed to by Medallion Capital, Inc. on September 7, 2010.

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